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                                                           EXHIBIT 23(a)

                       INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Fleet Financial Group, Inc.:

We consent to the use of our report incorporated by reference in the Annual Report on Form 10-K of Fleet Financial Group, Inc. for the year ended December 31, 1996, which is incorporated herein by reference, and to the reference to our firm under the heading "Experts".

                                  /s/ KPMG PEAT MARWICK LLP


Boston, Massachusetts
December 12, 1997